SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 29,1996
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
          (Issuer in Respect of the REMIC Pass-Through CitiCertificates
        Series 1996-1) (Exact name of registrant as specified in charter)

 Delaware                        33-66222        13-3408713
(State or other juris-         (Commission     (I.R.S. Employer
diction of organization)        File Nos.)     Identification No.)


909 Third Avenue, New York, New York             10043
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(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3443


(Former name, former address and former fiscal year, if changed since last report.)


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Item 5.  Other Events.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1996-1
                 ----------------------------------------------

      Attached as Exhibit I are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) and/or Structural Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Citicorp Mortgage Securities, Inc. that are required to be filed pursuant to such letters.


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


                                  EXHIBIT INDEX


Exhibit No.                                                           Page No.

      I        Computational Materials/Structural Term Sheets            6
               prepared by Citicorp Mortgage Securities, Inc.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      CITICORP MORTGAGE SECURITIES, INC.
      (Registrant)

      By:/s/ John H. Outland
         John H. Outland
         Senior Vice President



Dated: October 29, 1996

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